Filed Pursuant to Rule 497(e)

Registration No. 033-41913

GABELLI EQUITY SERIES FUNDS, INC. (the “Company”)

The Gabelli Focus Five Fund (the “Fund”)

Supplement dated December 1, 2012, to the Company’s Prospectus and the Fund’s Summary

Prospectus for Class A, Class C and Class I Shares, each dated January 27, 2012.

Effective December 1, 2012, Gabelli Funds, LLC, the Fund’s adviser, agreed to waive management fees and/or reimburse expenses to the extent necessary to maintain the Fund’s adjusted Total Annual Operating Expenses at 1.70% for Class A Shares, 2.45% for Class C Shares, and 1.45% for Class I Shares of the Fund.

To reflect this change, please note the following:

The sub-sections “Fees and Expenses of the Focus Five Fund” and “Expense Example” in the “Summary of the Funds—Focus Five Fund” section of the Prospectus, and the sections “Fees and Expenses of the Focus Five Fund” and “Expense Example” of the Summary Prospectus are replaced in their entirety with the following:

Fees and Expenses of the Focus Five Fund:

The table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares — Volume Discounts/Rights of Accumulation.”

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[1]	1.55%	1.55%	1.55%
Total Annual Fund Operating Expenses(1)	2.80%	3.55%	2.55%
Fee Waiver and/or Expense Reimbursement(1)	(1.09)%	(1.09)%	(1.09)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	1.71%	2.46%	1.46%

(1)	Gabelli Funds, LLC, the Fund’s adviser (the “Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Fund’s Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, distribution expenses in excess of 0.25% per year and extraordinary expenses) at 1.70% for Class A Shares, 2.45% for Class C Shares, and 1.45% for Class I Shares on an annualized basis. This arrangement is in effect at least through January 31, 2014 and may not be terminated by the Adviser before such time. In addition, the Fund has agreed, during the two-year period following any such waiver or reimbursement, to repay amounts in order that the adjusted Total Annual Fund Operating Expenses would not exceed 1.70% for Class A Shares, 2.45% for Class C Shares, and 1.45% for Class I Shares on an annualized basis. The one basis point differential between the Fund’s 1.70%, 2.45%, and 1.45% expense cap for Class A, Class C, and Class I Shares, respectively, and 1.71%, 2.46%, and 1.46% adjusted Total Annual Fund Operating Expenses for Class A, Class C, and Class I Shares, respectively, shown in the Fee Table is due to the one basis point of interest expense paid by the Fund.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the Adviser does not waive its fee and/or reimburse expenses after the first year. Although your actual costs may be higher or lower based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$739	$1,296	$1,878	$3,449
Class C Shares	$349	$988	$1,748	$3,747
Class I Shares	$149	$690	$1,258	$2,804

You would pay the following expenses if you did not redeem your shares of the Focus Five Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$739	$1,296	$1,878	$3,449
Class C Shares	$249	$988	$1,748	$3,747
Class I Shares	$149	$690	$1,258	$2,804

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE